UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Act of 1934

Date of Report (Date of earliest event reported): June 5, 2015

GARMIN LTD.

(Exact name of registrant as specified in its charter)

Switzerland	0-31983	98-0229227
(State or other	(Commission	(I.R.S. Employer
jurisdiction	File Number)	Identification No.)
of incorporation)

Mühlentalstrasse 2

8200 Schaffhausen

Switzerland

(Address of principal executive offices)

Registrant’s telephone number, including area code: +41 52 630 1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Effective as of June 5, 2015, Garmin Ltd. (“Garmin”) amended and restated the Garmin Ltd. Employee Stock Purchase Plan (the “Plan”) to increase the number of shares reserved for sale and authorized for issuance under the Plan from 4,000,000 to 6,000,000. A copy of the Plan, as amended and restated, is filed herewith as Exhibit 10.1 and is incorporated herein by reference, and the foregoing summary of the Plan is qualified in its entirety by reference to such exhibit.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On June 5, 2015, Garmin held its annual general meeting of shareholders.  At the annual general meeting, the shareholders: (i) approved Garmin’s 2014 Annual Report, including the consolidated financial statements of Garmin for the fiscal year ended December 27, 2014 and the statutory financial statements of Garmin for the fiscal year ended December 27, 2014; (ii) approved the appropriation of available earnings; (iii) approved the payment of a cash dividend in the aggregate amount of $2.04 per share out of Garmin’s general reserve from capital contribution in four equal installments; (iv) discharged the members of Garmin’s Board of Directors and the members of Executive Management from liability for the fiscal year ended December 27, 2014; (v) re-elected Donald H. Eller, Joseph, J. Hartnett, Min H. Kao, Charles W. Peffer, Clifton A. Pemble and Thomas P. Poberezny as directors of Garmin for a term extending until completion of the 2016 annual general meeting of shareholders; (vi) re-elected Min H. Kao as Executive Chairman of the Board of Directors for a term extending until completion of the 2016 annual general meeting of shareholders; (vii) re-elected Donald H. Eller, Joseph, J. Hartnett, Charles W. Peffer, and Thomas P. Poberezny as members of Garmin’s Compensation Committee for a term extending until completion of the 2016 annual general meeting of shareholders; (viii) re-elected the law firm of Reiss+Preuss LLP as Independent Proxy for a term extending until completion of the 2016 annual general meeting of shareholders; (ix) ratified the appointment of Ernst & Young LLP as Garmin’s Independent Registered Public Accounting Firm for the 2015 fiscal year and re-elected Ernst & Young Ltd. as Garmin’s statutory auditor for another one-year term; (x) approved an advisory resolution approving the compensation of Garmin’s Named Executive Officers, as disclosed in Garmin’s proxy statement for the 2015 annual general meeting of shareholders pursuant to the executive compensation disclosure rules promulgated by the Securities and Exchange Commission; (xi) approved a binding vote to approve the Fiscal Year 2016 maximum aggregate compensation for Garmin’s Executive Management; (xii) approved a binding vote to approve the maximum aggregate compensation for Garmin’s Board of Directors for the period between the 2015 Annual General Meeting and the 2016 Annual General Meeting; and (xiii) approved an amendment to the Garmin Ltd. Employee Stock Purchase Plan.

2

The tabulation of votes with respect to the re-election of directors was as follows:

	For	Against	Abstentions[1]
Donald H. Eller	145,250,374	7,256,761	22,312,916
Joseph J. Hartnett	151,732,100	777,271	22,310,680
Min H. Kao	151,554,132	1,012,956	22,252,963
Charles W. Peffer	151,193,898	1,320,078	22,306,075
Clifton A. Pemble	151,770,588	796,680	22,252,783
Thomas P. Poberezny	151,693,332	816,327	22,310,392

The tabulation of votes with respect to the re-election of members of the Compensation Committee was as follows:

	For	Against	Abstentions
Donald H. Eller	144,537,472	7,951,060	22,331,519
Joseph J. Hartnett	152,358,114	150,396	22,311,541
Charles W. Peffer	152,302,743	211,500	22,305,758
Thomas P. Poberezny	152,320,483	193,355	22,306,213

The shareholders approved Garmin’s 2014 Annual Report, including the consolidated financial statements for the fiscal year ended December 27, 2014 and the statutory financial statements for the fiscal year ended December 27, 2014. The tabulation of votes on this matter was as follows: 174,140,355 votes for; 162,858 votes against; and 516,838 abstentions.

The shareholders approved the appropriation of available earnings. The tabulation of votes on this matter was as follows: 174,179,565 votes for; 225,782 votes against; and 414,704 abstentions.

The shareholders approved the payment of a cash dividend in the aggregate amount of $2.04 per share out of Garmin’s general reserve from capital contribution in four equal installments. The tabulation of votes on this matter was as follows: 174,419,682 votes for; 157,141 votes against; and 243,228 abstentions.

The shareholders discharged the members of Garmin’s Board of Directors and the members of Garmin’s Executive Management from liability for the fiscal year ended December 27, 2014. The tabulation of votes on this matter was as follows: 162,788,897 votes for; 1,055,773 votes against; and 10,975,381 abstentions.

The shareholders re-elected Min H. Kao as Executive Chairman of the Board of Directors for a term extending until completion of the 2016 annual general meeting of shareholders. The tabulation of votes on this matter was as follows: 143,989,993 votes for; 8,574,649 votes against; and 22,255,409 abstentions.

1 Under Swiss law broker non-votes are treated the same as abstentions. For this reason the numbers of broker non-votes on the matters submitted to the shareholders at the annual general meeting are included with abstentions and are not stated separately in this Item 5.07.

3

The shareholders re-elected the law firm of Reiss+Preuss LLP as Independent Proxy for a term extending until completion of the 2016 annual general meeting of shareholders The tabulation of votes on this matter was as follows: 174,209,199 votes for; 271,530 votes against; and 339,322 abstentions.

The shareholders ratified the appointment of Ernst & Young LLP as Garmin’s Independent Registered Public Accounting Firm for the 2015 fiscal year and elected Ernst & Young Ltd. as Garmin’s statutory auditor for another one-year term. The tabulation of votes on this matter was as follows: 173,964,369 votes for; 605,134 votes against; and 250,548 abstentions.

The shareholders approved an advisory resolution approving the compensation of Garmin’s Named Executive Officers, as disclosed in Garmin’s proxy statement for the 2015 annual general meeting of shareholders pursuant to the executive compensation disclosure rules promulgated by the Securities and Exchange Commission. The tabulation of votes on this matter was as follows: 149,939,305 votes for; 2,529,494 votes against; and 22,351,252 abstentions.

The shareholders approved a binding vote to approve the Fiscal Year 2016 maximum aggregate compensation for Garmin’s Executive Management. The tabulation of votes on this matter was as follows: 151,837,383 votes for; 638,085 votes against; and 22,344,583 abstentions.

The shareholders approved a binding vote to approve the maximum aggregate compensation for Garmin’s Board of Directors for the period between the 2015 Annual General Meeting and the 2016 Annual General Meeting The tabulation of votes on this matter was as follows: 151,884,322 votes for; 370,246 votes against; and 22,565,483 abstentions.

The shareholders approved an amendment to Garmin’s Employee Stock Purchase Plan. The tabulation of votes on this matter was as follows: 151,991,932 votes for; 492,968 votes against; and 22,335,151 abstentions.

Item 8.01. Other Events

On June 5, 2015, Garmin issued a press release, a copy of which is attached hereto as Exhibit No. 99.1 and incorporated by reference herein, announcing that its shareholders have approved a cash dividend in the amount of $2.04 per share out of Garmin’s general reserve from capital contribution payable in four equal installments on dates to be determined by the Board of Directors in its discretion. The Board has determined that the first installment of $0.51 will be payable on June 30, 2015 to shareholders of record on June 16, 2015. The Board currently expects that the dividend payment and record dates for the remaining three installments will be as follows: $0.51 on September 30, 2015 to shareholders of record on September 15, 2015, $0.51 on December 31, 2015 to shareholders of record on December 15, 2015 and $0.51 on March 31, 2016 to shareholders of record on March 15, 2016.

4

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are furnished herewith.

Exhibit No.	Description
10.1	Garmin Ltd. Employee Stock Purchase Plan, as amended and restated on June 5, 2015

99.1	Press Release dated June 5, 2015 (furnished pursuant to Item 8.01)

5

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARMIN LTD.

Date: June 8, 2015	/s/ Andrew R. Etkind
Andrew R. Etkind
Vice President, General Counsel and Secretary

6

EXHIBIT INDEX

Exhibit No.	Description
10.1	Garmin Ltd. Employee Stock Purchase Plan, as amended and restated on June 5, 2015

99.1	Press Release dated June 5, 2015 (furnished pursuant to Item 8.01)

7